Important Notice Regarding Change in Name and Investment Policy

EATON VANCE GLOBAL BOND FUND

Supplement to Summary Prospectus dated March 1, 2023

(the “Fund”)

The following changes will be effective on or about June 26, 2023:

1.	The Fund will change its name to Eaton Vance Global Sovereign Opportunities Fund.
2.	The Fund’s policy to, under normal market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds will be revised to state that the Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and non-U.S. sovereign investments.

The following replaces “Principal Investment Strategies”:

The Fund seeks its investment objective by investing in securities, derivatives and other instruments to establish investment exposures in both developed and emerging markets. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and non-U.S. sovereign investments (the “80% Policy”). Sovereign investments include currencies, interest rates and debt instruments issued or guaranteed by sovereign entities and fixed-income securities and other debt instruments issued by central banks or quasi-sovereign issuers, as well as derivatives that provide exposure to such investments. Total return is defined as income plus capital appreciation. The Fund normally invests at least 40% of its net assets in foreign investments. Foreign investments are those primarily traded outside the U.S. or issued by an issuer that is domiciled, or derives a significant portion of its revenue, outside the U.S.

The Fund’s investments may be significant in a geographic region. The Fund frequently has significant exposure to emerging markets investments. Emerging market countries include so-called frontier market countries, which generally are considered by the portfolio managers to be less developed countries that (i) are not included in the J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified Index (the “Index”); or (ii) represent 2% or less of the Index. The Fund normally invests at least 65% of its net assets in instruments rated investment grade (being those rated BBB or above by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or in unrated instruments considered to be of comparable quality by the investment adviser. The Fund also may invest in instruments rated below investment grade (rated below BBB by S&P or Fitch or Baa by Moody’s) or in unrated instruments considered to be of comparable quality by the investment adviser (often referred to as “junk” investments). The Fund may invest in investments of any duration. The Fund may invest up to 5% of net assets in equity securities.

The Fund invests in a wide variety of derivative instruments. The Fund expects to achieve certain exposures by purchasing and selling derivative instruments, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to seek to enhance total return; to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to change the effective duration of its portfolio; to manage certain investment risks; and/or as a substitute for the purchase or sale of securities or currencies.

The Fund may use derivatives to implement various systematic investment processes, including taking long and short interest rate positions across various emerging markets to seek to enhance total return. The Fund’s use of derivatives may be extensive and, except as required by applicable regulation, there is no stated limit on their use.

In managing the Fund, the investment adviser adjusts investments in an effort to take advantage of differences in countries, currencies, interest rates and credits based on its global macroeconomic and political analysis. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, or other instruments) in determining the most efficient means for achieving desired exposures. The portfolio managers may also consider financially material environmental, social and governance (“ESG”) factors in evaluating an issuer. These considerations may be taken into account alongside other fundamental research in the investment selection process.

The Fund invests its assets in the Portfolio, a separate registered investment company. The Portfolio is described in “Further Information about the Portfolio(s)” in the Fund Prospectus.

3.	The Fund’s primary performance benchmark will be the FTSE World Government Bond Index and secondary performance benchmark will be a blended index consisting of 80% FTSE World Government Bond Index and 20% JPMorgan GB-EM Global Diversified Index.

The following replaces the “Average Annual Total Return” table:

Average Annual Total Return as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-14.13%	-1.80%	-0.39%
Class A Return After Taxes on Distributions	-14.34%	2.77%	-1.27%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-7.03%	-1.32%	-0.16%
Class C Return Before Taxes	-12.75%	-1.83%	-0.62%
Class I Return Before Taxes	-11.06%	-0.84%	0.24%
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes)*	-18.26%	-2.54%	-1.22%
Blended Index (reflects no deduction for fees, expenses or taxes)**	-16.95%	-2.46%	-1.32%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-16.25%	-1.65%	-0.44%

* Effective June 26, 2023, the Fund changed its primary benchmark to FTSE World Government Bond Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

** Effective June 26, 2023, the blended index consists of 80% FTSE World Government Bond Index and 20% JPMorgan GB-EM Global Diversified Index. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy.  The Index is used with permission.  The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval.  Copyright 2020, J.P. Morgan Chase & Co.  All rights reserved. Investors cannot invest directly in an Index.

These returns reflect the maximum current sales charge for to the Class A (3.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase. Investors cannot invest directly in an Index. Effective June 26, 2023, the Fund revised its name, principal investment strategies and adopted a policy of investing at least 80% of its net assets U.S. and non-U.S. sovereign investments.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

April 20, 2023	42317 4.20.23